Exhibit 21.1
Subsidiaries of the Registrant
Certain subsidiaries of the registrant and their subsidiaries are listed below. Pursuant to Item 601(b)(21) of Regulation S-K, the names of particular subsidiaries have, in certain instances, been omitted because, considered in the aggregate as a single subsidiary, they would not constitute, as of the end of the year covered by this report, a “significant subsidiary” as that term is defined in Rule 1-02(w) of Regulation S-X under the Securities Exchange Act of 1934.

Name	Country of Organization
Sistemes Consulting S.L.	Andorra
Accenture SRL	Argentina
Accenture Service Center SRL	Argentina
Eglam Argentina SA	Argentina
Ergo Renova, S.A.	Argentina
Partners in Performance Argentina, S.R.L	Argentina
Tecnologías Proactivas de Vanguardia S.A.	Argentina
Wolox S.A.	Argentina
Accenture Australia Pty Ltd	Australia
Accenture Australia Holdings Pty Ltd	Australia
Accenture Cloud Solutions Australia Pty Ltd	Australia
Accenture Cloud Solutions Pty Ltd	Australia
Accenture Consulting Pty Ltd	Australia
Accenture IX Pty Ltd	Australia
Accenture Solutions Pty Ltd	Australia
Analytics 8 Pty Ltd	Australia
Apis Group Pty Ltd	Australia
Artio People Pty Ltd	Australia
Artio People (Payroll) Pty Ltd	Australia
ATI Solutions Group Pty Ltd	Australia
Avanade Australia Pty Ltd	Australia
BCT Solutions Pty Ltd	Australia
Bourne Digital Pty Ltd	Australia
BRIDGEi2i Analytics Solutions Pty. Ltd.	Australia
CS Technology (Australia) Pty Ltd	Australia
Enthusian Pty Ltd	Australia
FFF-GK Pty Ltd	Australia
Fifty-Five Five Pty Ltd	Australia
Galileo Kaleidoscope Pty Limited	Australia
GRA Supply Chain Pty Ltd	Australia
Industrie IT Group Pty Ltd	Australia
Industrie IT Pty Ltd	Australia
Logic Information Systems Pty Ltd	Australia
Loud & Clear Creative Pty Ltd	Australia
The Lumery Pty Ltd	Australia
Maud Corp Pty Ltd	Australia
MGPAPAC Pty. Ltd.	Australia
The Monkeys Pty Ltd	Australia
N3 Results Australia Pty Ltd	Australia

Octo Technology Pty Ltd	Australia
Orbium Pty Ltd	Australia
Partners in Performance International Pty Ltd	Australia
Partners in Performance Services Pty Ltd	Australia
PIPWARE Australia Pty Limited	Australia
PrimeQ Ltd	Australia
PrimeQ Australia Pty Ltd	Australia
Simian Pty Ltd	Australia
Troop Studios Pty Ltd	Australia
umlaut Group Pty. Ltd.	Australia
Xentium Funding Pty Ltd	Australia
Xentium Holdings Pty Ltd	Australia
ZXAR Pty Ltd	Australia
Zag Australia Pty Ltd	Australia
Zebra Worldwide Australia Pty Ltd	Australia
Accenture GmbH	Austria
Accenture TiGital GmbH	Austria
Avanade Österreich GmbH	Austria
Mindcurv Austria GmbH	Austria
Accenture Communications Infrastructure Solutions Ltd	Bangladesh
Accenture NV/SA	Belgium
AFD Belgium SRL	Belgium
ARHS Developments Belgium NV	Belgium
ARHS Digital NV	Belgium
ARHS Technology NV	Belgium
Avanade Belgium SPRL	Belgium
DataStories International NV	Belgium
Accenture Tecnología, Consultoría y Outsourcing S.A.	Bolivia
Accenture do Brasil Ltda	Brazil
Accenture Health Serviços Administrativos Ltda.	Brazil
Accenture Holding Brasil Ltda	Brazil
Accenture One Financial Platform Ltda.	Brazil
Accenture Song Comunicação Brasil Ltda	Brazil
Accenture Song Produtora Brasil Ltda.	Brazil
Avanade do Brasil Ltda	Brazil
Boslan Tecnología de Projetos, Ltda.	Brazil
BPO Servicos Administrativos Ltda	Brazil
CX0407 Participações Ltda	Brazil
Green Domus Desenvolvimento Sustentavel LTDA	Brazil
Hahntel Ltda	Brazil
Logicinfo Consultoria, Ltda	Brazil
Soko Assessoria em Comunicação Ltda	Brazil
Soko Publicidade Ltda	Brazil
Work & Company Design de Produto Digital LTDA	Brazil
Partners in Performance Holdings Limited	British Virgin Islands
Accenture Bulgaria EOOD	Bulgaria
ARHS DEVELOPMENTS BULGARIA Ltd.	Bulgaria
GemSeek Consulting EOOD	Bulgaria

Innotec International EAD	Bulgaria
Xoomworks Bulgaria EOOD	Bulgaria
Accenture Business Services for Utilities Inc	Canada
Accenture Business Services of British Columbia Limited Partnership	Canada
Accenture Canada Holdings Inc	Canada
Accenture Inc	Canada
Accenture Nova Scotia Unlimited Liability Co.	Canada
Accenture Song Canada Inc.	Canada
Avanade Canada Inc	Canada
Coldan Automation Ltd.	Canada
Comtech Group Inc.	Canada
Eclipse Automation Inc	Canada
Eclipse USA Holdings Inc.	Canada
Partners in Performance Canada Inc.	Canada
Pollux Canada Inc	Canada
True North Automation Inc.	Canada
TWC Business Services Canada ULC	Canada
Velocity Technology Solutions ULC	Canada
Your Saskatchewan Consortium Ltd.	Canada
Accenture Chile Asesorias y Servicios Ltda	Chile
Logic Information Systems Chile SpA	Chile
Partners in Performance Chile SpA	Chile
Wolox SpA	Chile
Accenture (China) Co., Ltd.	China
Accenture Enterprise Development (Shanghai) Co., Ltd.	China
Accenture Qiyun Technology (Hangzhou) Co., Ltd	China
Accenture (Shenzhen) Technology Co., Ltd.	China
Accenture Technology Solutions (Dalian) Co., Ltd.	China
Avanade (Guangzhou) Computer Technology Development Co., Ltd.	China
Beijing Zhidao Future Consulting Co., Ltd	China
designaffairs Business Consulting (Shanghai) Co., Ltd.	China
FutureMove Automotive Co., Ltd.	China
FutureMove (Beijing) Automotive Technology Co., Ltd.	China
Qi Jie Beijing Information Technologies Co., Ltd.	China
Shanghai Baiyue Advertising Co., Ltd.	China
Shun Zhe Technology Development Co., Ltd.	China
Spark44 Limited	China
Accenture Ltda	Colombia
Spark44 Colombia S.A.S. en Liquidación	Colombia
Wolox Colombia S.A.S	Colombia
Accenture S.R.L.	Costa Rica
OnProcess Free Trade Zone Costa Rica, Limitada	Costa Rica
OnProcess Technology Costa Rica S.A	Costa Rica
Navisite Costa Rica S.R.L.	Costa Rica
Accenture Business and Technology Services LLC	Croatia
Accenture Services s.r.o.	Czech Republic
SinnerSchrader Praha s.r.o.	Czech Republic
Accenture A/S	Denmark

Accenture Song Production Studios Denmark A/S	Denmark
Avanade Denmark A/S	Denmark
Workandco Digitalt Produktdesign ApS	Denmark
Accenture Ecuador S.A.	Ecuador
Pollux S.A.S.	Ecuador
Accenture Egypt LLC	Egypt
Udacity Africa, LLC	Egypt
Blue Horseshoe Eesti OÜ	Estonia
Accenture Oy	Finland
Accenture Services Oy	Finland
Accenture Technology Solutions Oy	Finland
Avanade Finland Oy	Finland
Paja Finanssipalvelut Oy	Finland
Accenture Customer Services Distribution SASU	France
Accenture France Défense SAS	France
Accenture Holdings France SASU	France
Accenture Post Trade Processing SASU	France
Accenture SASU	France
Accenture Technology Solutions SASU	France
AFD Technologies SAS France	France
Avanade France SASU	France
Eosa SAS	France
Fondation entreprise Optimind	France
Octo Technology SA	France
Société française de solutions technologiques - SFST SASU	France
umlaut SAS	France
Accenture Banking Software Suite GmbH	Germany
Accenture Banking Technology Solutions GmbH	Germany
Accenture Dienstleistungen GmbH	Germany
Accenture GmbH	Germany
Accenture Holding BV & Co. KG	Germany
Accenture Managed Services GmbH	Germany
Accenture Management GmbH	Germany
Accenture Operations GmbH	Germany
Accenture Services GmbH	Germany
Accenture Song Brand Germany GmbH	Germany
Accenture Song Build Germany GmbH	Germany
Accenture Song Content Germany GmbH	Germany
Accenture Technology Solutions B.V. & Co. KG	Germany
ACN Digital Inside Sales GmbH	Germany
Avanade Deutschland GmbH	Germany
Cientra GmbH	Germany
Cloud Consulting Group GmbH	Germany
designaffairs GmbH	Germany
ECCELERATE GmbH	Germany
Eclipse Automation Germany GmbH	Germany
ESR Labs GmbH	Germany
fbp GmbH	Germany

igniti GmbH	Germany
initions GmbH	Germany
Mindcurv GmbH	Germany
Mindcurv Group GmbH	Germany
Parsionate GmbH	Germany
Parsionate Group GmbH	Germany
SinnerSchrader Content GmbH	Germany
SKS Group Holding GmbH	Germany
Spark44 GmbH	Germany
T.A. Cook Engineers GmbH	Germany
Udacity GmbH	Germany
umlaut communications GmbH	Germany
umlaut consulting GmbH	Germany
umlaut energy GmbH	Germany
umlaut engineering GmbH	Germany
umlaut engineering Holding GmbH	Germany
umlaut SE	Germany
umlaut solutions GmbH	Germany
umlaut systems GmbH	Germany
umlaut telehealthcare GmbH	Germany
wysiwyg software design GmbH	Germany
Accenture plc	Gibraltar
Accenture BPM Operations Support Services S.A.	Greece
Accenture Digital Energy Services Single Member S.A.	Greece
Accenture Single Member S.A. Organization, Information, Technology & Business Development	Greece
ARHS Developments Hellas Information Systems Single Member S.A.	Greece
Partners in Performance Holdings UK Limited	Guernsey
Partners in Performance IP Solutions Limited	Guernsey
PIP Remco Limited	Guernsey
Accenture Company Ltd	Hong Kong
Accenture Technology Solutions (HK) Co. Ltd.	Hong Kong
Avanade Hong Kong Ltd	Hong Kong
Industrie IT (Hong Kong) Ltd	Hong Kong
Linkbynet East Asia Ltd	Hong Kong
Velocity Technology Solutions, Asia Pacific Limited	Hong Kong
Accenture Industrial Software Solutions Kft	Hungary
Accenture Tanacsado Kolatolt Felelossegu Tarsasag	Hungary
Eclipse Automation Hungary Kft	Hungary
Accenture Operations Services Private Limited	India
Accenture Solutions Private Limited	India
Altius Data Solutions Private Limited	India
Blackcomb India Private Limited	India
BNOW ACADEMY FOUNDATION	India
BRIDGEi2i Analytics Solutions Pvt. Ltd.	India
Byte Prophecy Private Limited	India
Cientra TechSolution Pvt. Ltd.	India
CoreCompete Private Limited	India

DAZSI Systems (India) Pvt. Limited	India
Dickinson Technology Consulting Services Private Limited	India
Excelmax Technologies Private Limited	India
Flo IT Services Private Limited	India
Flutura Business Solutions Private Limited	India
Impendi Analytics India Pvt Ltd	India
Incapsulate Pvt. Ltd	India
Inspirage Software Consulting Private Limited (ISCPL)	India
Intrigo Systems India Pvt. Limited	India
Logic Information Systems (India) Pvt. Ltd	India
Lumery India Private Limited	India
Marquis Communications Pvt. Ltd.	India
Mindcurv Technology Solutions Private Limited	India
NaviSite India Private Limited	India
OnProcess Technology India Private Limited	India
Pramati Technologies Private Limited	India
Kogentix Technologies Private Limited	India
Silveo Consulting India Private Limited	India
SolutionsIQ India Consulting Services Private Limited	India
Spark44 Demand Creation Partners Pte Ltd	India
Udacity India Private Limited	India
umlaut Private Limited	India
Velocity Tech-Sol India Private Limited	India
YSC India Business Psychologists Private Limited	India
PT Accenture	Indonesia
PT Accenture Song Brand Indonesia	Indonesia
PT Asli Produksi Indonesia	Indonesia
PT Asta Catur Indra	Indonesia
PT Avanade Teknologi Indonesia	Indonesia
PT PIP International Indonesia	Indonesia
Accenture Defined Benefit Pension Plan Trustees Limited	Ireland
Accenture Defined Contribution Pension Plan Trustees Limited	Ireland
Accenture Finance Limited	Ireland
Accenture Finance II Limited	Ireland
Accenture Global Capital Designated Activity Company	Ireland
Accenture Global Engagements Limited	Ireland
Accenture Global Holdings Limited	Ireland
Accenture Global Services Limited	Ireland
Accenture Global Solutions Limited	Ireland
Accenture International Limited	Ireland
Accenture Limited	Ireland
Accenture Participations II Limited	Ireland
Avanade Ireland Limited	Ireland
Droga5 Ireland Limited	Ireland
Exactside Limited	Ireland
Innotec Marketing International Ireland Limited	Ireland
Inspirage Limited	Ireland
N3 Results Ireland Limited	Ireland

PIP Global IP Limited	Ireland
Somers Ventures Ireland Limited	Ireland
Udacity EMEA Holdings Limited	Ireland
Accenture Ltd	Israel
Inspirage Israel Pvt Ltd	Israel
Maglan Information Defense Technologies Research Ltd	Israel
Nell'Armonia Israel Ltd	Israel
Accenture Financial Advanced Solution & Technology S.r.l.	Italy
Accenture HR Services S.p.A.	Italy
Accenture MediaTech S.r.l.	Italy
Accenture Services and Technology S.r.l.	Italy
Accenture S.p.A.	Italy
Accenture Technology Solutions S.r.l.	Italy
Accenture Outsourcing S.r.l.	Italy
ARHS DEVELOPMENTS ITALIA S.R.L.	Italy
Avanade Italy S.r.l.	Italy
Broadband Lab S.r.l.	Italy
Customer Management IT S.r.l.	Italy
Economisti Associati SRL	Italy
Fibermind S.r.l.	Italy
Fruendo S.r.l.	Italy
Intellera Consulting S.p.A	Italy
Sirfin-PA S.r.l.	Italy
Team Global Consulting S.r.l.	Italy
Trust4Value SRL	Italy
Accenture Alpha Automation Ltd	Japan
Accenture Japan Ltd	Japan
Avanade Japan KK	Japan
Climb Co., Ltd	Japan
Cloud Sherpas Japan G.K.	Japan
Mackevision Japan Co. Ltd.	Japan
Neutral Co., Ltd.	Japan
Open Stream, Inc.	Japan
OPENSTREAM HOLDINGS CO., LTD	Japan
Partners in Performance Japan Ltd	Japan
Shionogi Business Partner Co., Ltd.	Japan
UBS Corporation	Japan
Accenture Lithuania UAB	Lithuania
Accenture Sàrl	Luxembourg
ARHS BEYOND LIMIT S.a.r.l.	Luxembourg
ARHS CONSULTING S.A.	Luxembourg
ARHS CUBE S.A.	Luxembourg
ARHS DEVELOPMENTS S.A.	Luxembourg
ARHS Spikeseed S.A.	Luxembourg
Leading Equity S.á.r.l	Luxemburg
Leading Holdco S.á.r.l.	Luxemburg
Optimind Luxembourg SA	Luxembourg
Optimind Risk Services SA	Luxembourg

Accenture Operations Services Sdn Bhd	Malaysia
Accenture Sdn Bhd	Malaysia
Accenture Solutions Sdn Bhd	Malaysia
Accenture Song Brand Malaysia Sdn. Bhd	Malaysia
Accenture Technology Solutions Sdn Bhd	Malaysia
Aspiro Solutions (Malaysia) Sdn Bhd	Malaysia
Avanade Malaysia Sdn Bhd	Malaysia
Eclipse Automation Malaysia Sdn Bhd	Malaysia
Entropia Intercraft Sdn Bhd	Malaysia
Hytracc Consulting Malaysia Sdn Bhd	Malaysia
Inspirage Sdn. Bhd	Malaysia
Intrepid Futureworks Sdn Bhd	Malaysia
N3 Results Malaysia Sdn Bhd	Malaysia
NewsPage (Malaysia) Sdn Bhd	Malaysia
Seabury Malaysia Sdn Bhd	Malaysia
Accenture Customer Services Ltd	Mauritius
Accenture Services (Mauritius) Ltd	Mauritius
Accenture S.C.	Mexico
Accenture Technology Solutions S.A. de C.V.	Mexico
Alfa Consultores Worldwide, SA de CV	Mexico
Boslan Ingeniería S.A. de C.V.	Mexico
Headspring de México, S. de R.L. de C.V.	Mexico
Logicinfo Consulting MX, S. de R,L. de C.V.	Mexico
Mnemo Evolution & Integration Services Mexico S.A. de C.V.	Mexico
N3 Results Mexico S. de R.L. de C.V.	Mexico
Operaciones Accenture S.A. de C.V.	Mexico
Pollux Automation Mexico S.A. de C.V.	Mexico
Servicios Técnicos de Programación Accenture S.C.	Mexico
Software Express S.A. de C.V.	Mexico
Wolox Mexico S.R.L de C.V.	Mexico
Young Samuel Chambers Mexico SA de CV	Mexico
Accenture Maghreb S.A.R.L. AU	Morocco
Accenture Services Morocco SA	Morocco
AFD Network Solutions SRL	Morocco
BTechnologie SASAU	Morocco
Accenture Mozambique Limitada	Mozambique
ACN Consulting Co Ltd	Myanmar
Accenture Australia Holding B.V.	Netherlands
Accenture Branch Holdings B.V.	Netherlands
Accenture B.V.	Netherlands
Accenture Central Europe B.V.	Netherlands
Accenture Germany Management B.V.	Netherlands
Accenture Holdings B.V.	Netherlands
Accenture Insurance Services B.V.	Netherlands
Accenture International B.V.	Netherlands
Accenture Korea B.V.	Netherlands
Accenture Middle East B.V.	Netherlands
Accenture Minority I B.V.	Netherlands

Accenture Participations B.V.	Netherlands
Accenture Technology Ventures B.V.	Netherlands
Avanade Netherlands B.V.	Netherlands
Flo Consulting B.V.	Netherlands
Flo Group Holding B.V.	Netherlands
Mindcurv B.V.	Netherlands
Parsionate Benelux B.V.	Netherlands
WorkandCo International B.V.	Netherlands
Accenture NZ Limited	New Zealand
Fifty-Five Five New Zealand Pty. Ltd	New Zealand
Logic Information Systems (New Zealand) Limited	New Zealand
The Monkeys NZ Limited	New Zealand
Partners in Performance International (NZ) Limited	New Zealand
Solnet Solutions Limited	New Zealand
Soltians Limited	New Zealand
Zag Limited	New Zealand
Accenture AS	Norway
Accenture Services AS	Norway
Avanade Norway AS	Norway
Gren utvikling AS	Norway
Accenture Panama Inc	Panama
Double Digit Pty, SA	Panama
Accenture Peru SRL	Peru
Accenture Technology Solutions SRL	Peru
Partners in Performance Peru S.A.C.	Peru
Accenture Business Services, Inc.	Philippines
Accenture Healthcare Processing Inc	Philippines
Accenture Inc	Philippines
Cloudsherpas Inc	Philippines
Global Village Consulting Asia Pacific Inc.	Philippines
Logic Information Systems Inc.	Philippines
Orbium Inc.	Philippines
Search Technologies BPO Inc	Philippines
Zenta Global Philippines Inc	Philippines
Accenture Digital Inside Sales sp. z o.o.	Poland
Accenture BPS Services S.p. z o.o.	Poland
Accenture Services S.p. z o.o.	Poland
Accenture Solutions S.p. z o.o w likwidacji	Poland
Accenture S.p. z o.o.	Poland
Avanade Consulting Poland S.p. z o.o.	Poland
Avanade Poland S.p. z o.o.	Poland
Objectivity IT Solutions sp. z o.o.	Poland
Objectivity sp. z o.o.	Poland
Accenture 2 Business Process Services S.A.	Portugal
Accenture Consultores de Gestao S.A.	Portugal
Accenture Technology Solutions - Soluções Informáticas Integradas, S.A.	Portugal
ARHS DEVELOPMENTS PORTUGAL, UNIPESSOAL LDA	Portugal
Logicinfo Consulting Unipessoal, Lda.	Portugal

Mistral Wind Operations – Serviços Empresariais Unipessoal, Lda.	Portugal
N3 Results, Unipessoal Lda	Portugal
PIP Portugal, Unipessoal Lda.	Portugal
Tech - Avanade Portugal, Unipessoal Lda	Portugal
Accenture Puerto Rico LLC	Puerto Rico
Accenture Managed Services SRL	Romania
Accenture Services SRL	Romania
Trivadis Services SRL	Romania
Accenture MENA Regional Headquarter	Saudi Arabia
Accenture Saudi Arabia Limited	Saudi Arabia
Professionals Consultants for Technology LLC	Saudi Arabia
Accenture Services doo Beograd	Serbia
WorkAndCo d.o.o.. Beograd	Serbia
Accenture Pte Ltd	Singapore
Accenture SG Services Pte Ltd	Singapore
Accenture Solutions Pte Ltd	Singapore
Avanade Asia Pte Ltd	Singapore
BRIDGEi2i Analytics Solutions Pte. Ltd	Singapore
Entropia Holdings Pte Ltd	Singapore
Fifty-Five Five Asia Private Ltd.	Singapore
Galileo Kaleidoscope Pte. Ltd	Singapore
Kogentix Singapore Pte Ltd	Singapore
N3 Results Singapore Pte Ltd	Singapore
NewsPage Pte Ltd	Singapore
PIP International Holding Pte. Ltd.	Singapore
PIP Services Singapore Pte. Ltd.	Singapore
Udacity Asia Pacific Holdings PTE. LTD.	Singapore
Velocity Technology Solutions (S) Pvt. Ltd.	Singapore
Yesler Singapore Pte Ltd	Singapore
YSC Consulting Pte. Ltd.	Singapore
Accenture Services s.r.o.-	Slovak Republic
Accenture s.r.o.	Slovak Republic
Accenture Technology Solutions Slovakia s.r.o.	Slovak Republic
Accenture Africa Pty Ltd	South Africa
Accenture Mzansi Pty Ltd	South Africa
Accenture Services Pty Ltd	South Africa
Accenture (South Africa) Pty Ltd	South Africa
Accenture Song Brand Cape Town (Pty) Ltd	South Africa
Accenture Song Brand Johannesburg (Pty) Ltd	South Africa
Accenture Song Digital (South Africa) (Pty) Ltd	South Africa
Accenture Song Media (South Africa) (Pty) Ltd	South Africa
Accenture Song Production Studios (South Africa) (Pty) Ltd	South Africa
Accenture Technology Solutions Pty Ltd	South Africa
Avanade South Africa Pty Ltd	South Africa
King James Group (Pty) Ltd	South Africa
Partners in Performance South Africa (Proprietary) Limited	South Africa
PIPWARE Proprietary Limited	South Africa
REPL Group Pty Ltd	South Africa

Spark44 South Africa Pty Ltd	South Africa
Young Samuel Psychologists (Proprietary) Limited	South Africa
Spark44 Seoul Limited	South Korea
Accenture Outsourcing Services S.A.	Spain
Accenture S.L.	Spain
Accenture Song Brand Spain, S.L.	Spain
Avanade Spain S.L.	Spain
Axis Management Consulting SP, S.L.	Spain
Boslan Ingeniería y Consultoría, S.A.	Spain
Energuia Web S.A.	Spain
Informática de Euskadi S.L.	Spain
Innotec Systems, S.L.	Spain
ITBS Servicios Bancarios de Tecnología de la Información SL	Spain
Mindcurv S.L.	Spain
Qipro Soluciones, S.L.	Spain
Tecnilogica Ecosistemas, S.A.	Spain
Accenture AB	Sweden
Accenture Services AB	Sweden
Avanade Sweden AB	Sweden
Cygni Sverige AB	Sweden
Flo Consulting AB	Sweden
Sentor Managed Secuirty Services AB	Sweden
Accenture AG	Switzerland
Accenture Services AG	Switzerland
Avanade Schweiz GmbH	Switzerland
Parsionate Swiss GmbH	Switzerland
Trivadis AG	Switzerland
Accenture Co Ltd	Taiwan
Accenture Co., Ltd	Thailand
Accenture Solutions Co., Ltd	Thailand
Accenture Song (Thailand) Co., Ltd.	Thailand
Avanade (Thailand) Co., Ltd.	Thailand
Logic Information Systems (Thailand) Company Limited	Thailand
IT One Company Limited	Thailand
AGS Business and Technology Services Limited	Trinidad and Tobago
Accenture Danismanlik Limited Sirketi	Turkey
Accenture Industrial Software Limited Liability Company (Accenture Endüstriyel Yazılım Çözümleri Limited Şirketi)	Turkey
Enterprise System Partners Bilisim Danismanlik Ticaret Anonim Sirketi	Turkey
Avanade Middle East Limited	United Arab Emirates
Logic Information Systems FZE	United Arab Emirates
Udacity MENA FZ-LLC	United Arab Emirates
6 Point 6 Holdings Ltd	United Kingdom
6 Point 6 Limited	United Kingdom
Accenture Marketing Services Limited	United Kingdom
Accenture Next Gen Customer Service Limited	United Kingdom
Accenture Post-Trade Processing Limited	United Kingdom
Accenture Song Brand UK Limited	United Kingdom

Accenture Song Production Studios Europe Limited	United Kingdom
Accenture Song Production Studios UK Limited	United Kingdom
Accenture (UK) Limited	United Kingdom
Adaptly UK Limited	United Kingdom
Altius Consulting Limited	United Kingdom
ASC Consulting Ltd	United Kingdom
Asentis Ltd	United Kingdom
Avanade Europe Holdings Limited	United Kingdom
Avanade Europe Services Limited	United Kingdom
Avanade UK Limited	United Kingdom
Avieco Limited	United Kingdom
Boslan Engineering Limited	United Kingdom
Bow & Arrow Limited	United Kingdom
Business Control Solutions Group Ltd	United Kingdom
Business Control Solutions Limited	United Kingdom
Business Control Software Ltd	United Kingdom
Callisto Integration Europe Limited	United Kingdom
Carbon Credentials Energy Services Limited	United Kingdom
Cirrus Connect Limited	United Kingdom
Clckwrk Ltd	United Kingdom
Colombus Communications Limited	United Kingdom
Concentric Health Experience Limited	United Kingdom
Context Information Security Limited	United Kingdom
CoreCompete Limited	United Kingdom
CreativeDrive UK Group Limited	United Kingdom
CS Technology (UK) Limited	United Kingdom
Digital Unlimited Group Ltd	United Kingdom
Droga5 UK Limited	United Kingdom
Edenhouse ERP Holdings Limited	United Kingdom
Edenhouse Solutions Limited	United Kingdom
EdenOne Solutions Limited	United Kingdom
Farah Topco Limited	United Kingdom
Founders Intelligence Ltd	United Kingdom
Health Unlimited Limited	United Kingdom
How Splendid Limited	United Kingdom
Imagine Broadband (USA) Limited	United Kingdom
Infinity Works Consulting Limited	United Kingdom
Infinity Works Holdings Limited	United Kingdom
Infinity Works Management Limited	United Kingdom
Infinity Works Midco Limited	United Kingdom
Inspirage UK Limited	United Kingdom
Interliant UK Holdings Limited	United Kingdom
International Biometric Group UK Limited	United Kingdom
Lexta UK Limited	United Kingdom
Logicinfo Consulting (UK) Limited	United Kingdom
Mercury Technology Group, Ltd.	United Kingdom
N3 Results Limited	United Kingdom
Nautilus Consulting Limited	United Kingdom

NaviSite Europe Limited	United Kingdom
Nelson Bostock Group Limited	United Kingdom
Objectivity Limited	United Kingdom
OnProcess Technology Limited	United Kingdom
Orbium Consulting Limited	United Kingdom
Partners in Performance Global IP UK Limited	United Kingdom
Partners in Performance UK Limited	United Kingdom
Point Bidco Limited	United Kingdom
Point Holdco Limited	United Kingdom
Point Midco Limited	United Kingdom
Point Topco Limited	United Kingdom
Pramati Technologies Europe Limited	United Kingdom
QUANTIQ Group Limited	United Kingdom
Quantiq Technology Limited	United Kingdom
Redkite Data Intelligence Limited	United Kingdom
REPL Consulting Limited	United Kingdom
REPL Digital Limited	United Kingdom
REPL Group Worldwide Limited	United Kingdom
REPL Software Limited	United Kingdom
REPL Technology Limited	United Kingdom
Sapling Bidco Limited	United Kingdom
Sapling Midco Limited	United Kingdom
Sapling Topco Limited	United Kingdom
Smart Corporate Sustainability Group Limited	United Kingdom
Spark44 Limited	United Kingdom
Spark44 (JV) Limited	United Kingdom
The Storytellers Limited	United Kingdom
Tullo Marshall Warren Limited	United Kingdom
Udacity UK Limited	United Kingdom
Umlaut Limited	United Kingdom
Unlimited Group United Limited	United Kingdom
Unlimited Marketing Finco Limited	United Kingdom
Unlimited Marketing Group Limited	United Kingdom
Velocity Technology Solutions UK Holdings Ltd	United Kingdom
Velocity Technology Solutions UK Ltd.	United Kingdom
Walnut Unlimited Limited	United Kingdom
Xoomworks Ltd	United Kingdom
Young Samuel Chambers Limited	United Kingdom
YSC Holdings Limited	United Kingdom
Yukon Bidco Limited	United Kingdom
Yukon Midco 1 Limited	United Kingdom
Yukon Midco 2 Limited	United Kingdom
Yukon Topco Limited	United Kingdom
4D Tech Solutions, LLC	United States
Accenture 2 LLC	United States
Accenture Capital Inc	United States
Accenture Cloud Solutions LLC	United States
Accenture Credit Services LLC	United States

Accenture Federal Services LLC	United States
Accenture Flex LLC	United States
Accenture GP LLC	United States
Accenture Inc	United States
Accenture Insurance Services LLC	United States
Accenture International LLC	United States
Accenture LLC	United States
Accenture LLP	United States
Accenture Marketing Services LLC	United States
Accenture Song Production Studios US LLC	United States
Accenture State Healthcare Services LLC	United States
Accenture Sub LLC	United States
Accenture Sub II Inc	United States
Accenture Sub III Inc	United States
Accenture Sub IV Inc	United States
Accenture Sub V Inc	United States
Acknowledge Digital LLC	United States
Adaptly LLC	United States
Advocate Networks, LLC	United States
Advoco LLC	United States
Alabanza LLC	United States
Anser Advisory LLC	United States
Anser Advisory Consulting LLC	United States
Anser Advisory Management LLC	United States
Ascent PgM LLC	United States
ASM Research LLC	United States
Asysco Inc.	United States
Avanade Holdings LLC	United States
Avanade Inc	United States
Avanade International Corporation	United States
Axis Global Business USA LLC	United States
BABCN LLC	United States
Berico Technologies LLC	United States
Bionest Partners LLC	United States
Black Turtle Services, LLC	United States
Blue Horseshoe Solutions, LLC	United States
Boslan Engineering Ltd.	United States
BRIDGEi2i Analytics Solutions LLC	United States
Brand Value Accelerator LLC	United States
Cambridge Construction Management Inc	United States
Capital Consultancy Services Inc	United States
Cientra LLC	United States
Clckwrk, Inc	United States
CleadEdge Partners LLC	United States
ClearDB, LLC	United States
Cloud Sherpas (GA) LLC	United States
Cognosante, LLC	United States
Cognosante CDS, LLC	United States

Cognosante Holdings, LLC	United States
Cognosante MVH, LLC	United States
Collabrity Technologies, LLC	United States
Computer Research and Telecommunications LLC	United States
Comtech International Design Group, LLC	United States
Concentric Partners LLC	United States
CoreCompete LLC	United States
CS Technology Group LLC	United States
DAZ Systems LLC	United States
Declarative Holdings LLC	United States
Design Bidco, LLC	United States
Design Midco, LLC	United States
Design Topco, LLC	United States
Dickinson & Associates, LLC	United States
Dickinson Global Operations, LLC	United States
Dickinson Technology Services, LLC	United States
Digital Concourse, LLC	United States
Droga5 LLC	United States
Droga5 Production Studios US LLC	United States
Eclipse Automation Holdings USA LLC	United States
Eclipse Automation Southeast, LLC	United States
Eclipse Automation Southwest, LLC	United States
eightCloud, LLC	United States
Elixir Health Experience LLC	United States
Elogic Group, LLC	United States
Enaxis Consulting LP	United States
F.C. Beacon Group LLC	United States
First Annapolis Consulting LLC	United States
Flutura Business Solution LLC	United States
Gafcon Digital LLC	United States
Gevity Consulting US LLC	United States
Gevity US Holdings LLC	United States
Government Services Group LLC	United States
HR Gray & Associates LLC	United States
Imagine Broadband USA LLC	United States
Imaginea Technologies LLC	United States
Impendi Analytics LLC	United States
Incapsulate LLC	United States
Insight Energy, LLC	United States
Insight Sourcing Group, LLC	United States
Inspirage, LLC	United States
International Biometric Group LLC	United States
Intrepid Acquisition LLC	United States
Investtech Systems Consulting LLC	United States
IT Enterprise Services and Solutions, LLC	United States
J. Lodge, LLC	United States
Kogentix LLC	United States
Kreative Sales and Marketing, LLC	United States

Kurt Salmon US LLC	United States
LaFata Contract Services LLC	United States
Logic Global, Inc.	United States
Logic Information Systems LLC	United States
Logic International Holdings, LLC	United States
Logic International Holdings II, LLC	United States
Logic International LLC	United States
Logic Management Services LLC	United States
Mackevision LLC	United States
MacGregor Partners, LLC	United States
MCG US Holdings LLC	United States
Mercury Technology Group, LLC	United States
Mortgage Cadence LLC	United States
Myrtle Consulting Group LLC	United States
N3 LLC	United States
NaviSite LLC	United States
NaviSite OpCo LLC	United States
North Fork Holdings, LLC	United States
Ocelot Consulting LLC	United States
OnProcess Technology, LLC	United States
Partners in Performance America, LLC	United States
Partners in Performance USA Inc.	United States
Pinck & Co. Inc	United States
Pollux USA LLC	United States
Presence Product Group LLC	United States
Privo IT, LLC	United States
Proquire LLC	United States
RS3 Joint Venture, LLC	United States
Radiant Services LLC	United States
RedTail LiDAR Systems, LLC	United States
The Retail Firm, LLC	United States
RG Group Global Company LLC	United States
Rhodes Ventures LLC	United States
RLH Engineering LLC	United States
Root LLC	United States
Seabury Corporate Advisors LLC	United States
Scout Marketing LLC	United States
Search Technologies International LLC	United States
Search Technologies LLC	United States
Seven Seas Business Ventures LLC	United States
The Shelby Group Holdings, LLC	United States
Six Nines IT, LLC	United States
SLS Cyclone Holdings, LLC	United States
Solutions IQ LLC	United States
Somers Ventures LLC	United States
Spark44 LLC	United States
The Stable Group Holdings, LLC	United States
The Stable Group, LLC	United States

Stonebridge Consulting Group LLC	United States
Strongbow Consulting Group LLC	United States
Switched On LLC	United States
T.A. Cook Consultants LLC	United States
TSG Intermediate Holdings, LLC	United States
True North Solutions GP, Inc.	United States
True North Solutions LLC	United States
Udacity, Inc.	United States
Udacity Holdings LLC	United States
Udacity Government LLC	United States
umlaut LLC	United States
Velocity Holdings, LLC	United States
Velocity Technology Solutions, LLC	United States
Velocity Technology Solutions I, LLC	United States
Velocity Technology Solutions III, LLC	United States
Velocity Technology Solutions IV, LLC	United States
Velocity Technology Solutions V, LLC	United States
VTE Holdings, LLC	United States
Wallace & Associates Consulting LLC	United States
WaveStrike LLC	United States
Wire Stone LLC	United States
WorkandCo International LLC	United States
XtremeESL, LLC	United States
Yesler LLC	United States
Yomari Information Services LLC	United States
Zenta Mortgage Services LLC	United States
Zenta Recoveries Inc	United States
Zenta US Holdings Inc	United States
Accenture Uruguay SRL	Uruguay
Blackcomb LATAM SRL	Uruguay
Sirvart S.A.	Uruguay
Accenture C.A.	Venezuela
Link By Net Vietnam Company Limited	Vietnam